COINMACH STOCKHOLDERS APPROVE MERGER AGREEMENT

PLAINVIEW, N.Y., November 12, 2007 — Coinmach Service Corp. (“Coinmach”) (AMEX: “DRY”, “DRA”), a leading supplier of outsourced laundry equipment services for multi-family housing properties in North America, announced today that on November 9, 2007 its stockholders adopted the Agreement and Plan of Merger, dated as of June 14, 2007 (the “Merger Agreement”), by and among Coinmach, Spin Holdco Inc. and Spin Acquisition Co., pursuant to which Coinmach will be acquired by an affiliate of Babcock & Brown Limited and a syndicate of investors. 100% of the outstanding shares of Coinmach’s class B common stock and approximately 60.8% of the outstanding shares of Coinmach’s class A common stock, which collectively represents approximately 84.9% of the aggregate voting power of the outstanding shares of Coinmach’s common stock entitled to vote at such stockholders meeting, voted for the adoption of the Merger Agreement.

Subject to the terms of the Merger Agreement, the parties expect the closing to occur on Thursday, November 15, 2007, the third business day following the date on which the Merger Agreement was adopted by the Company’s stockholders.

Under the terms of the Merger Agreement, upon completion of the merger, each issued and outstanding share of (a) Coinmach’s class A common stock, including shares of Coinmach’s class A common stock underlying the units of Coinmach’s income deposit securities, and (b) Coinmach’s class B common stock (in each case, other than Coinmach’s shares owned by Spin Holdco Inc., Coinmach or their respective subsidiaries or Coinmach’s shares of common stock with respect to which appraisal rights have been properly exercised), will be converted into the right to receive $13.55 in cash.

About Coinmach

Coinmach, through its operating subsidiaries, is a leading supplier of outsourced laundry equipment services for multi-family housing properties in North America. Coinmach’s core business involves leasing laundry rooms from building owners and property management companies, installing and servicing laundry equipment and collecting revenues generated from laundry machines.

Further information about Coinmach Service Corp. can be found on its website at: www.coinmachservicecorp.com

Forward-Looking Statements

Statements in this press release that are not statements of historical or current fact constitute “forward-looking statements.” Such forward-looking statements are based upon current beliefs and expectations and are subject to significant risks and uncertainties. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of Coinmach to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “will,” “believes,” “belief,” “expects,” “intends,” “anticipates”, “plans” or similar terms to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in Coinmach’s filings with the Securities and Exchange Commission. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the failure of Spin Holdco Inc. and Spin Acquisition Co. to obtain the necessary financing to complete the Merger; (ii) disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; and (iii) such other additional factors that could cause Coinmach’s results to differ materially from those described in the forward-looking statements set forth in Coinmach’s Annual Report on Form 10-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s Internet site at http://www.sec.gov.

Press Contact:
Coinmach Service Corp.
Robert M. Doyle, 516-349-8555

Investor Relations Contact:
Coinmach Service Corp.
Raymond Loser, 516-349-8555 Ext. 11251